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                                                                    EXHIBIT 23.2


                         CONSENT OF INDEPENDENT ACCOUNTANTS


         We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 19, 1999, related to the consolidated financial statements and financial statement schedules, which appears in Integrity Incorporated's Annual Report on Form 10-K for the year ended December 31, 1998.

         /s/ PRICEWATERHOUSECOOPERS LLP

PriceWaterhouseCoopers LLP
Atlanta, Georgia
February 9, 2000